Impairment of long-term assets	6 Months Ended
Jun. 30, 2026
Impairment of long-term assets
Impairment of long-term assets
17.	Impairment of long-term assets

Based on the behavior of key market assumptions as of June 30, 2026, no factors or circumstances are identified that indicate that the carrying amount of The Group´s assets may be above their recoverable amount, considering the behavior of the markets, international crude oil and product prices and indicators, and the geopolitical context.

Consequently, no significant changes or events were identified that would constitute indications of impairment requiring a quantitative recalculation or the material reversal of impairments in the business lines. The Group will continue to monitor the environment and continuously assess potential impacts on results.